                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                   18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with, and the extent required by 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies, in his capacity as the Chief Financial Officer of Forlink Software Corporation, Inc., that, to his knowledge, the Annual Report of the company on Form 10-KSB for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.

March 30, 2004

/s/ Hongkeung Lam
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Hongkeung Lam, Chief Financial Officer